UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2024

Nocturne Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 25739 Santa Ana, CA	91799
(Address of principal executive offices)	(Zip Code)

(650) 953-0312

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001, and one right	MBTCU	The Nasdaq Stock Market LLC

Ordinary Shares included as part of the Units	MBTC	The Nasdaq Stock Market LLC

Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K filed on April 1, 2024, Nocturne Acquisition Corporation, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Nocturne” or the “Company”) was not able to complete the proposed merger with Cognos Therapeutics, Inc., a Delaware corporation (“Cognos”), pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne, and Cognos, as the Merger Agreement expired pursuant to its terms on March 31, 2024.

The Company did not consummate an initial business combination before April 5, 2024, and pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, the Company’s Board of Directors has determined to redeem the Company’s public Ordinary Shares, par value $0.0001 per share (“Ordinary Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding publicly held Ordinary Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any).

Item 8.01 Other Events.

The information set forth above in Item 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

In order to provide for the disbursement of funds from the Company’s trust account, the Company will instruct Continental Stock Transfer & Trust Company, as trustee, to take all necessary actions to liquidate the assets held in the trust account. The proceeds thereof, less $100,000 of interest to pay dissolution expenses and net of taxes payable, will be held in a trust operating account while awaiting disbursement to the public holders of the Ordinary Shares (the “Redemption Amount”). All other costs and expenses associated with implementing the Company’s plan of dissolution will be funded from proceeds held outside of the trust account. The Company anticipates that the Redemption Amount will be paid to public holders of the Ordinary Shares on or about April 18, 2024, without any required action on their part, at which point such shares shall be redeemed and canceled and will only have the right to receive the Redemption Amount. Following such redemption, the Ordinary Shares will no longer be outstanding. Beneficial owners of the Ordinary Shares held in “street name,” will not need to take any action in order to receive their pro rata portion of the Redemption Amount. Registered holders of the public Ordinary Shares will need to present proof of their respective Ordinary Shares to the Company’s transfer agent, Continental Stock Transfer & Trust Company, to receive their pro rata portion of the Redemption Amount.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and Force’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K, and its subsequent Quarterly Reports on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocturne Acquisition Corporation

Dated: April 19, 2024	By:	/s/ Henry Monzon
		Name:	Henry Monzon
		Title:	Chief Executive Officer

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